SAMSON OIL & GAS LIMITED ANNOUNCES RESULTS OF ANNUAL GENERAL MEETING

Perth 15 November 2013

Pursuant to ASX Listing Rule 3.13.2, Samson Oil & Gas Limited advises on the outcome of voting on the resolutions put to shareholders at the Annual General Meeting held today 15 November 2013.

Details of the voting in regard to the resolutions (together with the information required to be given by Section 251AA of the Corporations Act) was as follows:

Resolution 1 – Re - Election of Dr DeAnn Craig as a Director

Resolution passed by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	286,807,193

Votes of proxies directed to vote against the resolution	:	48,939,121

Votes of proxies directed to abstain on the resolution	:	3,742,956

Votes of proxies able to vote at the proxies' discretion	:

Resolution 2 – Re - Election of Mr Eugene McColley as a Director

Resolution passed by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	279,650,291

Votes of proxies directed to vote against the resolution	:	48,349,654

Votes of proxies directed to abstain on the resolution	:	11,489,325

Votes of proxies able to vote at the proxies' discretion	:

Resolution 3 – Adoption of remuneration report

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	230,786,622

Votes of proxies directed to vote against the resolution	:	83,730,586

Votes of proxies directed to abstain on the resolution	:	24,972,062

Votes of proxies able to vote at the proxies' discretion	:

Resolution 3 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	230,946,622

Votes of proxies directed to vote against the resolution	:	83,730,586

Votes of proxies directed to abstain on the resolution	:	24,972,062

Votes of proxies able to vote at the proxies' discretion	:

Resolution 4 – Ratify allotment of shares and issue of options

Resolution passed by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	244,577,469

Votes of proxies directed to vote against the resolution	:	90,454,877

Votes of proxies directed to abstain on the resolution	:	4,456,924

Votes of proxies able to vote at the proxies' discretion	:

Resolution 5 – Approve issue of options to Mr Eugene McColley

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	219,590,565

Votes of proxies directed to vote against the resolution	:	114,215,277

Votes of proxies directed to abstain on the resolution	:	5,683,428

Votes of proxies able to vote at the proxies' discretion	:

Resolution 5 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	219,750,565

Votes of proxies directed to vote against the resolution	:	114,215,277

Votes of proxies directed to abstain on the resolution	:	5,683,428

Votes of proxies able to vote at the proxies' discretion	:

Resolution 6 – Spill resolution

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	83,115,042

Votes of proxies directed to vote against the resolution	:	217,312,667

Votes of proxies directed to abstain on the resolution	:	39,061,561

Votes of proxies able to vote at the proxies' discretion	:

Resolution 6 was defeated on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	83,115,042

Votes of proxies directed to vote against the resolution	:	217,472,667

Votes of proxies directed to abstain on the resolution	:	39,061,561

Votes of proxies able to vote at the proxies' discretion	:

Resolution 7 – Advisory vote to approved named executive officer compensation

Resolution passed by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	214,668,815

Votes of proxies directed to vote against the resolution	:	87,996,344

Votes of proxies directed to abstain on the resolution	:	36,824,111

Votes of proxies able to vote at the proxies' discretion	:

For and on behalf of the Board of Directors of
SAMSON OIL & GAS LIMITED

DENIS RAKICH
Company Secretary